                                                                  Exhibit (a)(2)


                             Letter of Transmittal

                             Letter of Transmittal
                       To Tender Shares of Common Stock
                                      of
                           Durakon Industries, Inc.
                       Pursuant to the Offer to Purchase
                              Dated June 25, 1999
                                      by
                            LPIV Acquisition Corp.
                         a wholly owned subsidiary of
                         Littlejohn Partners IV, L.P.
--------------------------------------------------------------------------------
        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON FRIDAY, JULY 23, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       The Depositary for the Offer is:

                               BankBoston, N.A.

  By First Class                  By Hand:                    By Overnight,
       Mail:                                                  Certified or
                                 Securities                   Express Mail:
 BankBoston, N.A.                Transfer &
  ATTN: Corporate                 Reporting                  BankBoston, N.A.
      Actions                  Services, Inc.                 ATTN: Corporate
   P.O. Box 8029                 c/o Boston                       Actions
 Boston, MA 02266-              EquiServe LP                 150 Royall Street
       8029                      100 William                 Canton, MA 02021
                              Street, Galleria
                             New York, NY 10038

                          By Facsimile Transmission:
                       (For Eligible Institutions only)
                              (781) 575-2233/2232

                       For Information or Confirmation:
                                (781) 575-3120


  Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via facsimile transmission other than as set forth above will not constitute a valid delivery. You must sign this Letter of Transmittal where indicated and complete the Substitute Form W-9 provided below.

  The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  This Letter of Transmittal is to be completed by shareholders either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."

  Shareholders whose certificates for Shares (the "Share Certificates") are not immediately available or who cannot deliver either the Share Certificates for, or a Book-Entry Confirmation (as defined below) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

   Name(s) & Address(es) of
     Registered Holder(s)
  (Please Fill In, If Blank,
 Exactly as Name(s) Appear(s)              Share Certificate(s) Tendered
      on Certificate(s))               (Attach Additional List If Necessary)
---------------------------------------------------------------------------------
                                                   Total Number
                                     Share           of Shares          Number
                                  Certificate     Represented by       of Shares
                                  Number(s)*      Certificate(s)*      Tendered**
                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                               --------------------------------------------------

                                 Total Shares
---------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Shareholders.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

[_]Check here if Shares are being tendered by book-entry transfer made to an account maintained by the Depositary with the Book-Entry Transfer Facility and complete the following (only participants in the Book-Entry Transfer Facility may deliver Shares by book-entry transfer):

  Name of Tendering Institution: ______________________________________________

  The Depository Trust Company
  Account Number ___________________ Transaction Code Number __________________

[_]Check here if Shares are being tendered pursuant to a Notice of Guaranteed
   Delivery previously sent to the Depositary and complete the following please include a photocopy of such Notice of Guaranteed Delivery:

  Name(s) of Registered Holder(s): ____________________________________________

  Window Ticket Number (if any):_______________________________________________

  Date of Execution of Notice of Guaranteed Delivery: _________________________

  Name of Institution that Guaranteed Delivery: _______________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to LPIV Acquisition Corp., a Michigan corporation (the "Purchaser"), and a wholly owned subsidiary of Littlejohn Partners IV, L.P., a Delaware limited partnership (the "Parent"), the above-described shares of common stock, without par value (the "Shares"), of Durakon Industries, Inc., a Michigan corporation (the "Company"), upon the Purchaser's offer to purchase all issued and outstanding Shares at a price of $16.00 per Share, net to the seller in cash, without interest, in accordance with the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated June 25, 1999 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), (i) the Purchaser will accept for payment and pay, as promptly as practicable after the Expiration Date, for all Shares validly tendered herewith prior to the Expiration Date and not properly withdrawn in accordance with the terms of the Offer, and (ii) the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and any and all non-cash dividends, distributions (including, without limitation, distribution of additional Shares) or rights declared, paid or distributed in respect of such Shares on or after June 17, 1999 (collectively, "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver such Share Certificates and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) present such Shares and all Distributions for transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned irrevocably appoints Angus C. Littlejohn, Jr. and Michael I. Klein as proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and any and all Distributions). All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares (and such other Shares and securities) will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser named above will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the shareholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and all Distributions) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the

Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the tendered Shares or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if
 certificates for Shares not
 tendered or not accepted for
 payment and/or the check for the
 purchase price of Shares accepted
 for payment are to be issued in
 the name of someone other than the
 undersigned.

 Issue check and/or certificate(s)
 to:

 Name ______________________________
            (Please Print)

 Address ___________________________

 ___________________________________
        (Include Zip Code)

 ___________________________________
(Tax Identification or Social Security Number)
(See Substitute Form W-9 on Reverse Side)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if
 certificates for Shares not
 tendered or not accepted for
 payment and/or the check for the
 purchase price of Shares accepted
 for payment are to be sent to
 someone other than the
 undersigned, or to the undersigned
 at an address other than that
 shown under "Description of Shares
 Tendered."

 Mail check and/or certificate(s)
 to:

 Name ______________________________
            (Please Print)

 Address ___________________________

 ___________________________________
        (Include Zip Code)

 ___________________________________
(Tax Identification or Social Security Number)
(See Substitute Form W-9 on Reverse Side)

                                   SIGN HERE
               (ALSO SIGN AND COMPLETE SUBSTITUTE FORM W-9 BELOW)

X ______________________________________________________________________________

X ______________________________________________________________________________
                        (Signature(s) of Shareholder(s))

Dated:_____________, 1999

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________

   __________________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

   __________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Tax Identification or Social Security Number ___________________________________

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name and Title _________________________________________________________________
                                 (Please Print)

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Dated:_____________, 1999

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder of Shares (which, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of a firm that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the certificates for Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued to a person other than the registered holder of the certificates surrendered, the tendered certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holders or owners appear on the certificates, with the signatures on the certificates or stock powers guaranteed as described above. See Instruction 5.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by the Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

  The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

  If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. If a shareholder desires to tender Shares pursuant to the Offer and such shareholder's Share Certificates are not immediately available or the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such shareholder's tender may be effected if all the following conditions are met: (a) such tender is made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser is received by the Depositary, as provided in Section 2 of the Offer to Purchase, prior to the Expiration Date; and (c) the Share Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to such Shares), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, are received by the Depositary within three trading days after the date of execution of the Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day," for purposes of the preceding sentence, is any day on with the Nasdaq National Market is open for business.

  The method of delivery of Shares, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto.

  4. Partial Tenders. (Applicable to Certificate Shareholders Only). If fewer than all the Share Certificates submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new Share Certificates for the remainder of the Shares that were evidenced by the old Share Certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

  6. Stock Transfer Taxes. Except as provided in this Instruction 6, the Purchaser will pay stock transfer taxes with respect to the transfer and sale of Shares to the Purchaser or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for Shares not tendered or not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

  8. Waiver of Conditions. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

  9. 31% Backup Withholding; Substitute Form W-9. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on a Substitute Form W-9 and certify under penalty of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. If a shareholder does not provide its correct TIN or fails to provide the certifications described above, the Internal Revenue Service ("IRS") may impose a penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%. All shareholders surrendering Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal to provide the information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Purchaser and the Depositary). Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies to a shareholder, the Depositary is required to withhold 31% from payments to such shareholder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

  The shareholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  10. Requests for Assistance or Additional Copies. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and questions or requests for assistance may be directed to the Information Agent at its address set forth below.

  11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Company's stock transfer agent, American Stock Transfer & Trust Company, at 1-800-937-5449. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  Important: This Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and all other required documents, must be received by the Depositary on or prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary or Shares must be delivered pursuant to the procedures for book-entry transfer, or the Notice of Guaranteed Delivery must be received by the Depositary, in each case on or prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

                 PAYOR'S NAME: BANKBOSTON, N.A., AS DEPOSITARY
--------------------------------------------------------------------------------
                           PART 1--PLEASE PROVIDE YOUR
                           TAXPAYER IDENTIFICATION NUMBER      ---------------
                           IN THE BOX AT RIGHT AND CERTIFY         Social
                           BY SIGNING AND DATING BELOW.           security
                                                                   number

 SUBSTITUTE                                                          OR
                                                               ---------------
 Form W-9                                                         Employer
                                                               identification
 Department of                                                     number
 the Treasury
 Internal
 Revenue Service
                           ----------------------------------------------------
                           PART 2--CERTIFICATION--Under penalties of perjury,
                           I certify that:
 Payor's Request for
 Taxpayer Identification   (1) The number shown on this form is my correct
 Number                        Taxpayer Identification Number (or I am
                               waiting for a number to be issued for me) and
                           (2) I am not subject to backup withholding
                               because: (a) I am exempt from backup
                               withholding, or (b) I have not been notified
                               by the Internal Revenue Service (the "IRS")
                               that I am subject to backup withholding as a
                               result of a failure to report all interest or dividends, or (c) the IRS has notified me that
                               I am no longer subject to backup withholding.
                          -----------------------------------------------------
                           Certification Instructions--You
                           must cross out item (2) above if
                           you have been notified by the
                           IRS that you are currently
                           subject to backup withholding
                           because of underreporting
                           interest or dividends on your
                           tax returns. However, if after
                           being notified by the IRS that
                           you were subject to backup
                           withholding you received another
                           notification from the IRS
                           stating that you are no longer         PART 3 --
                           subject to backup withholding,         Awaiting
                           do not cross out such item (2).        TIN [_]

                           Signature ________  Date __, 1999
--------------------------------------------------------------------------------
 Note: Failure to complete and return this Form may result in backup withholding of 31% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

               You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature: ________________________         Date: _____________________________

  Questions and requests for assistance may be directed to the Information Agent at its address and telephone numbers below. Requests for additional copies of the Offer to Purchase, the related Letter of Transmittal and all other tender offer materials may be directed to the Information Agent. Copies will be furnished promptly at the Purchaser's expense. No fees or commissions will be paid to any broker or dealer or any other person (other than the Information Agent) for soliciting tenders of Shares pursuant to the Offer.

                    The Information Agent for the Offer is:

       [LOGO OF GEORGESON SHAREHOLDER COMMUNICATIONS INC. APPEARS HERE]

                               Wall Street Plaza
                           New York, New York 10005
                 Banks and Brokers Call Collect (212) 440-9800
                   All Others Call Toll Free (800) 223-2064